UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2010

SENSATA TECHNOLOGIES HOLDING N.V.

(Exact name of Registrant as specified in its charter)

The Netherlands	001-34652	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kolthofsingel 8, 7602 EM Almelo

The Netherlands

(Address of Principal executive offices, including Zip Code)

31-546-879-555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Compensatory Arrangements of Certain Officers.

On March 30, 2010, the Compensation Committee of the Board of Directors of Sensata Technologies Holding N.V. (the “Company”) unanimously approved grants of cash discretionary bonuses to certain Named Executive Officers. The cash bonuses are as follows: Thomas Wroe in the amount of $750,000, Jeffrey Cote in the amount of $400,000, Martha Sullivan in the amount of $375,000, Steve Major in the amount of $175,000, Richard Dane in the amount of $125,000, and Martin Carter in the amount of $50,000. The bonuses were made in recognition of outstanding performance during 2009, which included preservation of our capital position, sustained customer relationships during a severe economic downturn and preparation for Initial Public Offering in early 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENSATA TECHNOLOGIES HOLDING N.V.

	By:	/S/ JEFFREY COTE
Date: April 5, 2010	Name:	Jeffrey Cote
	Its:	Chief Financial Officer

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